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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K


                              --------------------

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2005

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                                 Morgan Stanley
             (Exact name of registrant as specified in its charter)

                              --------------------

           Delaware                       1-11758               36-3145972
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                      Identification No.)

                     1585 Broadway, New York, New York 10036
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 761-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

                               --------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01.  Other Events.

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File Nos. 333-129243, 333-129243-01, 333-129243-02, 333-129243-03,
333-129243-04 and 333-129243-05) filed by Morgan Stanley, Morgan Stanley Capital Trust VI, Morgan Stanley Capital Trust VII, Morgan Stanley Capital Trust VIII, Morgan Stanley Capital Trust IX and Morgan Stanley Capital Trust X with the Securities and Exchange Commission. Attached and incorporated herein by reference as Exhibits 8-a and 23-g, respectively, are the opinion and consent of Sidley Austin Brown & Wood LLP delivered in connection with the issuance from time to time by Morgan Stanley of Global Medium-Term Notes, Series F, and Global Units, Series F, attached and incorporated herein by reference as Exhibits 8-b and 23-h, respectively, are the opinion and consent of Sidley Austin Brown & Wood LLP delivered in connection with the issuance from time to time by Morgan Stanley of Global Medium-Term Notes, Series G and Series H, and Global Units, Series G and Series H, and attached and incorporated herein by reference as Exhibits 8-c and 23-i, respectively, are the opinion and consent of Sidley Austin Brown & Wood LLP delivered in connection with the issuance from time to time of Morgan Stanley DirectSecuritiesSM.



Item 9.01.        Financial Statements and Exhibits


(c) Exhibits

Exhibit No.              Description

8-a                      Opinion of Sidley Austin Brown & Wood LLP.

8-b                      Opinion of Sidley Austin Brown & Wood LLP.

8-c                      Opinion of Sidley Austin Brown & Wood LLP.

23-g                     Consent of Sidley Austin Brown & Wood LLP
                         (included in Exhibit 8-a).

23-h                     Consent of Sidley Austin Brown & Wood LLP
                         (included in Exhibit 8-b).

23-i                     Consent of Sidley Austin Brown & Wood LLP
                         (included in Exhibit 8-c).






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             MORGAN STANLEY


                             By:         /s/ W. Gary Beeson
                                 --------------------------------------------
                                 Name:   W. Gary Beeson
                                 Title:  Assistant Secretary and Counsel




Date: November 14, 2005







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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549









                                 MORGAN STANLEY









                                    EXHIBITS
                              TO CURRENT REPORT ON
                        FORM 8-K DATED NOVEMBER 14, 2005
















                                             Commission File Number 1-11758


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Exhibit No.              Description

8-a                      Opinion of Sidley Austin Brown & Wood LLP.

8-b                      Opinion of Sidley Austin Brown & Wood LLP.

8-c                      Opinion of Sidley Austin Brown & Wood LLP.

23-g                     Consent of Sidley Austin Brown & Wood LLP
                         (included in Exhibit 8-a).

23-h                     Consent of Sidley Austin Brown & Wood LLP
                         (included in Exhibit 8-b).

23-i                     Consent of Sidley Austin Brown & Wood LLP
                         (included in Exhibit 8-c).